Back to Form T-3
Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)    [   ]

___________________________

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

N/A (Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
700 South Flower Street, Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)

Legal Department
        The Bank of New York Mellon Trust Company, N.A.
One Wall Street, 15th Floor
New York, NY  10286
(212) 635-1270
 (Name, address and telephone number of agent for service)

___________________________

WELLCARE HEALTH PLANS, INC.
 (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	47-0937650 (I.R.S. employer identification no.)
8735 Henderson Road, Renaissance One Tampa, Florida (Address of principal executive offices)	33634 (Zip code)

Debt Securities
(Title of the indenture securities)
___________________________

Item 1.       General information.

Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency – United States Department of the Treasury	Washington, D.C. 20219
Federal Reserve Bank	San Francisco, California 94105
Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.	Affiliations with Obligor.

                    If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A. (Exhibit 1 to Form T-1 filed on September 8, 2008 in connection with Registration Statement No. 333-135006)

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed January 11, 2005 in connection with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed on September 8, 2008 in connection with Registration Statement No. 333-135006).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed on September 8, 2008 in connection with Registration Statement No. 333-135006).

6.	The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed on September 8, 2008 in connection with Registration Statement No. 333-135006).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

8.	Not applicable.

9.	Not applicable.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City Jacksonville, and State of Florida, on the 11th day of February, 2011.

THE BANK OF NEW YORK MELLONTRUST COMPANY, N.A.

By:	/s/ Christie Leppert
Name: Christie Leppert Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business December 31, 2010, published in accordance with Federal regulatory authority instructions.

ASSETS	Dollar Amounts in Thousands

Cash and balances due from
depository institutions:
Noninterest-bearing balances
and currency and coin..........................................................................................................................................................2,000
Interest-bearing balances......................................................................................................................................................... 151
Securities:
Held-to-maturity securities...........................................................................................................................................................7
Available-for-sale securities..............................................................................................................................................754,025
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold.................................................................................................................................................................70,300
Securities purchased under agreements to resell..................................................................................................................... 0
Loans and lease financing receivables:
Loans and leases held for sale.....................................................................................................................................................0
Loans and leases,
net of unearned income…………………………………....................0
LESS: Allowance for loan and
lease losses………………………………………………....................0
Loans and leases, net of unearned
income and allowance..................................................................................................................................................................0
Trading assets...................................................................................................................................................................................................0
Premises and fixed assets (including
capitalized leases)....................................................................................................................................................................9,168
Other real estate owned...................................................................................................................................................................................0
Investments in unconsolidated
subsidiaries and associated
companies........................................................................................................................................................................................1
Direct and indirect investments in real estate ventures..............................................................................................................................0
Not applicable
Intangible assets:
Goodwill................................................................................................................................................................................856,313
Other Intangible Assets.....................................................................................................................................................223,370
Other assets....................................................................................................................................................................................... 156,663
Total assets........................................................................................................................................................................................$2,027,521

LIABILITIES

Deposits:
In domestic offices……………………………………………………................................................................................................500
Noninterest-bearing………………………………….......................500
Interest-bearing……………………………………………………...0
Not applicable
Federal funds purchased and securities
sold under agreements to repurchase:
Federal funds purchased .............................................................................................................................................................0
Securities sold under agreements to repurchase......................................................................................................................0
Trading liabilities...............................................................................................................................................................................................0

Other borrowed money:
(includes mortgage indebtedness
and obligations under capitalized
leases)...................................................................................................................................................................................268,691
Not applicable
Not applicable
Subordinated notes and debentures..............................................................................................................................................................0
Other liabilities........................................................................................................................................................................................235,783

Total liabilities.........................................................................................................................................................................................504,974

Minority interest in consolidated subsidiaries.............................................................................................................................................0

EQUITY CAPITAL

Perpetual preferred stock and related surplus………………………………..............................................................................................0
Common stock............................................................................................................................................................................................1,000

Surplus (exclude all surplus related to preferred stock)................................................................................................................1,121,520
Retained earnings...................................................................................................................................................................................438,997

Accumulated other comprehensive
income......................................................................................................................................................................................1,579
Other equity capital components...................................................................................................................................................................0
Total equity capital.............................................................................................................................................................................1,563,096

Total liabilities and equity capital (sum of items 21 and 28).........................................................................................................2,068,070

I, Karen Bayz, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz              )           Vice President

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Michael K. Klugman, President	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, VP	)